Exhibit 99.1

AutoWeb Announces Definitive Agreement to be Acquired by One Planet Group

TAMPA, Fla. – July 25, 2022 – AutoWeb, Inc. (Nasdaq: AUTO) (“AutoWeb” or the “Company”), an automotive matchmaking platform connecting in-market car shoppers to their preferred vehicle transactions, announced that it has entered into a definitive merger agreement to be acquired by a subsidiary (the “Purchaser”) of One Planet Group, LLC (“One Planet Group”), under which the Purchaser will pay a cash purchase price of $0.39 per share of AutoWeb. Payam Zamani, One Planet Group’s CEO, will assume the role of President and CEO of AutoWeb, Inc., and Jared Rowe will transition out of the business.

“Not many founders get the opportunity to return to a company that they helped create. AutoWeb has been a pioneer in the online automotive industry and in many ways directly influenced its evolution,” stated Payam Zamani, CEO of One Planet Group. “It is now time for the company to experience an evolution to prepare for the challenges and the opportunities in the automotive industry of tomorrow.”

The acquisition, which has been approved by the Company’s Board of Directors, based on the recommendation of a Special Committee of the Board consisting of independent, disinterested directors, is structured as a two-step merger, with the first step being a tender offer for all issued and outstanding shares of AutoWeb by the Purchaser and the second step being a merger in which any shares of AutoWeb that were not tendered in the tender offer would be converted into the right to receive the same cash price per share as stockholders who tendered in the tender offer. The factors considered by the Special Committee and the Board are further described in the Current Report on Form 8-K filed by the Company on the date of this release. The parties have agreed to commence the tender offer by August 1, 2022.

The closing of the tender offer and acquisition are subject to customary closing conditions and other terms and conditions detailed in the merger agreement. The merger is expected to close by September 16, 2022.

The Company is represented in this transaction by its financial advisor, Houlihan Lokey, and its legal counsel, Gibson Dunn & Crutcher LLP.  One Planet Group is represented by its legal counsel, Mayer Brown LLP.

About AutoWeb, Inc.

AutoWeb, Inc. provides high-quality consumer leads, clicks and associated marketing services to automotive dealers and manufacturers throughout the United States. The company also provides consumers with robust and original online automotive content to help them make informed car-buying decisions. The company pioneered the automotive Internet in 1995 and has since helped tens of millions of automotive consumers research vehicles; connected thousands of dealers nationwide with motivated car buyers; and has helped every major automaker market its brand online.

Investors and other interested parties can receive AutoWeb news alerts and special event invitations by accessing the online registration form at http://investor.autoweb.com/alerts.cfm.

About One Planet Group LLC

One Planet Group is a hybrid tech firm that runs a suite of online technology and media businesses. Founded by Payam Zamani, One Planet Group is comprised of creative and technology pioneers who develop, operate, and invest in people, concepts, companies, and products. One Planet Group’s operating businesses span a variety of industries including ad tech, publishing, and media. Their mission is to support strong business ideas while also building an ethos that helps improve society and gives back to communities.

Forward-Looking Statements Disclaimer

The statements contained in this press release that are not historical facts are forward-looking statements under the federal securities laws. Words such as “anticipates,” “could,” “may,” “estimates,” “expects,” “projects,” “intends,” “pending,” “plans,” “believes,” “will” and words or phrases of similar substance, or the negative of those words, used in connection with any discussion of future operations, financial performance, plans, events, trends or circumstances can be used to identify some, but not all, forward-looking statements. In particular, statements regarding the expected timing of the acquisition, plans, expectations and opportunities, new product expectations and capabilities, projections, statements regarding future events, and our outlook regarding our performance and growth are forward-looking statements. These forward-looking statements are subject to risks and uncertainties, including uncertainties regarding the expected timetable for completing the tender offer and merger; uncertainties regarding the strategic and other potential benefits of the transaction; uncertainties as to the percentage of AutoWeb’s shareholders tendering their shares in the tender offer; the possibility that competing offers may be made; the possibility that various closing conditions for the tender offer or the merger may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the merger; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; the effects of disruption caused by the transaction making it more difficult to maintain relationships with employees, collaborators, vendors and other business partners; the risk that shareholder litigation in connection with the tender offer or the merger may result in significant costs of defense, indemnification and liability; other statements about AutoWeb’s or OnePlanet Group’s management’s future expectations, beliefs, goals, plans or prospects; and the risks described in AutoWeb’s periodic reports on file with the Securities and Exchange Commission. Actual outcomes and results may differ materially from what is expressed in, or implied by, these forward-looking statements. AutoWeb undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Among the important factors that could cause actual results or outcomes to differ materially from those expressed in, or implied by, the forward-looking statements include the factors described in the Company’s previous announcement in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2022 that its management believes that there is substantial doubt about the Company’s ability to continue as a going concern for a period of one year after the date the financial statements were issued; changes in general economic conditions; the financial condition of automobile manufacturers and dealers; disruptions in automobile production; changes in fuel prices; the economic impact of natural or human-caused disasters, including extreme weather, civil and political unrest, and armed hostilities; failure of our internet security measures; dealer attrition; pressure on dealer fees; increased or unexpected competition; the failure of new products and services to meet expectations; failure to retain key employees or attract and integrate new employees; actual costs and expenses exceeding charges taken by AutoWeb; changes in laws and regulations; costs of legal matters, including, defending lawsuits and undertaking investigations and related matters; and other matters disclosed in AutoWeb’s filings with the Securities and Exchange Commission. Investors are strongly encouraged to review the company’s Annual Report on Form 10-K for the year ended December 31, 2021 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2022, including the factors discussed under the “Risk Factors” heading in the Form 10-K and Form 10-Q, and other filings with the Securities and Exchange Commission for a discussion of risks and uncertainties that could affect the business, operating results or financial condition of AutoWeb and the market price of the company’s stock.

Additional Information

This press release is neither a recommendation, an offer to purchase nor a solicitation of an offer to sell any securities of the Company. The tender offer described in this release has not yet commenced. This release is provided for informational purposes only. At the time the tender offer is commenced, subsidiaries of One Planet Group will file with the SEC a Tender Offer Statement on Schedule TO containing an offer to purchase, a form of letter of transmittal and other documents relating to the tender offer, and the Company will file with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the tender offer. THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, THE RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 WILL CONTAIN IMPORTANT INFORMATION. THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THESE DOCUMENTS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT HOLDERS OF THE COMPANY’S SECURITIES SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR SECURITIES. The offer to purchase, the related letter of transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement, will be made available to all holders of the Company’s stock at no expense to them. Those documents may be obtained without charge at the SEC’s website at www.sec.gov or by directing a request to the purchaser or its agent for the tender offer as will be set forth in the tender offer documents. Free copies of those materials and other tender offer documents will also be made available by the information agent for the tender offer.

Company Contact:

Carlton Hamer

Chief Financial Officer

949-225-4528

carlton.hamer@autoweb.com

Investor Relations Contact:

Cody Cree

Gateway Group, Inc.

949-574-3860

AUTO@gatewayir.com

One Planet Group Contact:

Miriam Cohen

One Planet Group

310-592-5238

miriam@oneplanetgroup.com